UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2008 (January 17, 2008)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations	212-836-2674
Office of the Secretary	212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b); (c)      Effective January 18, 2008, the Board of Directors of Alcoa Inc. (“Alcoa”) elected Tony R. Thene, 47, Vice President and Controller of Alcoa, succeeding Joseph R. Lucot who is leaving Alcoa effective February 1, 2008 after more than ten years of excellent service. A copy of Alcoa’s press release dated January 18, 2008 announcing the election of Mr. Thene is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Required biographical information for Mr. Thene is contained in the press release.

(d)             Effective January 18, 2008, the Board of Directors of Alcoa, upon recommendation of its Governance and Nominating Committee, appointed E. Stanley O’Neal, former Chairman of the Board and Chief Executive Officer of Merrill Lynch & Co., Inc., and Michael G. Morris, Chairman of the Board, President and Chief Executive Officer of American Electric Power Company, Inc., to the Board of Directors of Alcoa. Each was appointed to the class of directors whose terms expire at the annual meeting of shareholders in 2010. Mr. O’Neal has been named as a member of the Audit Committee of the Board, and Mr. Morris has been named as a member of the Public Issues Committee of the Board.

Mr. O’Neal and Mr. Morris will receive compensation for their service on the Board in accordance with the terms described under the caption “Director Compensation” of Alcoa’s proxy statement that was filed with the Securities and Exchange Commission on February 26, 2007. In addition, Alcoa will enter into an indemnity agreement with each of Mr. O’Neal and Mr. Morris in the form approved in principle by Alcoa shareholders and which Alcoa has entered into with each of its directors to supplement the indemnification coverage provided by Alcoa’s Articles of Incorporation and By-laws and the Pennsylvania Business Corporation Law. (See Form of Indemnity Agreement between Alcoa and individual directors or officers, incorporated by reference to exhibit 10(j) to Alcoa’s Annual Report on Form 10-K (Commission file number 1-3610) for the year ended December 31, 1987.)

A copy of the press release announcing the appointments of Mr. O’Neal and Mr. Morris is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(e)             At its regular meeting on January 17, 2008, the Compensation and Benefits Committee of the Board of Directors of Alcoa approved a performance-based annual cash incentive award for 2007 of $2,000,000 for Alain J.P. Belda, Chairman of the Board and Chief Executive Officer, and a discretionary bonus of $1,000,000 in recognition of Mr. Belda’s significant accomplishments during his career with Alcoa. Alcoa will provide additional information regarding the compensation of its executive officers in its proxy statement for its 2008 annual meeting of shareholders.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

99.1	Alcoa Inc. press release dated January 18, 2008 regarding election of Vice President and Controller.

99.2	Alcoa Inc. press release dated January 18, 2008 regarding appointment of two new Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Lawrence R. Purtell
Name:	Lawrence R. Purtell
Title:	Executive Vice President and General Counsel

Date: January 18, 2008

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Alcoa Inc. press release dated January 18, 2008 regarding election of Vice President and Controller.

99.2	Alcoa Inc. press release dated January 18, 2008 regarding appointment of two new Directors.

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